Exhibit 99.1

Ciber, Inc. and Subsidiaries
Unaudited Pro Forma Consolidated Financial Statements

The accompanying unaudited pro forma consolidated financial statements have been prepared by Ciber, Inc. (“Ciber”) to reflect the sale of Ciber Norge AS (“Ciber Norge”), on August 26, 2016, as described in Item 2.01 of the Current Report on Form 8-K to which these unaudited pro forma consolidated financial statements are attached as Exhibit 99.1. The sale of Ciber Nederland B.V. ("Ciber Nederlands"), completed June 16, 2016, is also presented, as appropriate, for comparative purposes. The unaudited pro forma consolidated financial statements include a balance sheet as of June 30, 2016 and consolidated statements of operations for the six months ended June 30, 2016 and the fiscal year ended December 31, 2015.

The following assumptions were used in preparing the adjustments for the consolidated pro forma financial statements:

1.
Adjustments relating to the unaudited pro forma consolidated balance sheet were computed assuming the Norway transaction were consummated on June 30, 2016, the latest balance sheet date included in the Form 10-Q filed on August 4, 2016 and all adjustments are directly attributable to the transactions and are factually supportable.

2.	Management believes that the assumptions used and the adjustments made are reasonable given the information available.

The unaudited pro forma consolidated financial statements are presented for informational purposes only and are not necessarily indicative of the operating results or the financial position that would have been achieved had the sale been consummated as of the dates indicated or the results that may be obtained in the future. The unaudited pro forma consolidated financial statements and the accompanying notes should be read in conjunction with our Annual Report on Form 10-K filed with the Securities and Exchange Commission (“SEC”) on February 18, 2016, Quarterly Report on Form 10-Q filed with the SEC on August 4, 2016, and the Current Report on Form 8-K to which these unaudited pro forma consolidated financial statements are attached.

Ciber, Inc. and Subsidiaries
Unaudited Pro Forma Consolidated Statements of Operations
(in thousands, except per share amounts)

	Six Months Ended June 30,
	2016
	Ciber, Inc. Historical	Ciber Norge (divestiture)		Ciber Nederlands (divestiture)		Ciber, Inc. Pro Forma
REVENUES
Consulting services	$322,458	$(13,532)	(a)	$(33,537)	(b)	$275,389
Other revenue	18,505	(489)	(a)	(370)	(b)	17,646
Total revenues	340,963	(14,021)		(33,907)		293,035
OPERATING EXPENSES
Cost of consulting services	255,880	(10,087)	(a)	(27,820)	(b)	217,973
Cost of other revenue	10,317	(346)	(a)	(371)	(b)	9,600
Selling, general and administrative	105,131	(3,496)	(a)	(6,950)	(b)	94,685
Goodwill Impairment	115,483	—		—		115,483
Amortization of intangible assets	2,026	—		—		2,026
Restructuring charges	739	—		—		739
Total operating expenses	489,576	(13,929)		(35,141)		440,506
OPERATING LOSS FROM CONTINUING OPERATIONS	(148,613)	(92)		1,234		(147,471)

Gain on sale of assets	6,930	—		(6,930)	(b)	—
Interest expense	(1,247)	2	(a)	27	(b)	(1,218)
Other income (expense), net	(769)	(122)	(a)	1,380	(b)	489
LOSS FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	(143,699)	(212)		(4,289)		(148,200)
Income tax expense	4,987	445	(a)	(2,975)	(b)	2,457
NET LOSS FROM CONTINUING OPERATIONS	$(148,686)	$(657)		$(1,314)		$(150,657)

Basic and diluted loss per share attributable to Ciber, Inc.:
Continuing operations	$(1.85)					$(1.87)

Weighted average shares outstanding:
Basic	80,576					80,576
Diluted	80,576					80,576

See accompanying notes to the unaudited pro forma consolidated financial statements.

Ciber, Inc. and Subsidiaries
Unaudited Pro Forma Consolidated Statements of Operations
(in thousands, except per share amounts)

	Year Ended December 31,
	2015
	Ciber, Inc. Historical	Ciber Norge (divestiture)		Ciber Nederlands (divestiture)		Ciber, Inc. Pro Forma
REVENUES
Consulting services	$741,195	$(39,481)	(a)	$(81,918)	(b)	$619,796
Other revenue	45,760	(1,406)	(a)	(1,343)	(b)	43,011
Total revenues	786,955	(40,887)		(83,261)		662,807
OPERATING EXPENSES
Cost of consulting services	556,371	(29,189)	(a)	(63,911)	(b)	463,271
Cost of other revenue	26,442	(999)	(a)	(999)	(b)	24,444
Selling, general and administrative	188,415	(8,297)	(a)	(15,086)	(b)	165,032
Amortization of intangible assets	332	—		—		332
Restructuring charges	3,644	—		—		3,644
Total operating expenses	775,204	(38,485)		(79,996)		656,723
OPERATING INCOME FROM CONTINUING OPERATIONS	11,751	(2,402)		(3,265)		6,084

Interest expense	(1,582)	5	(a)	72	(b)	(1,505)
Other income (expense), net	(15)	(132)	(a)	(403)	(b)	(550)
INCOME FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	10,154	(2,529)		(3,596)		4,029
Income tax expense	6,562	(508)	(a)	—	(c)	6,054
NET INCOME (LOSS) FROM CONTINUING OPERATIONS	$3,592	$(2,021)		$(3,596)		$(2,025)

Basic and diluted earnings per share attributable to Ciber, Inc.:
Continuing operations	$0.04					$(0.03)

Weighted average shares outstanding:
Basic	79,085					79,085
Diluted	79,918					79,918

See accompanying notes to the unaudited pro forma consolidated financial statements.

Ciber, Inc. and Subsidiaries
Unaudited Pro Forma Consolidated Balance Sheets
(in thousands, except per share amounts)

	Ciber, Inc. Historical (1)	Ciber Norge (divestiture)		Ciber, Inc. Pro Forma
	June 30, 2016	June 30, 2016		June 30, 2016
ASSETS
Current assets:
Cash and cash equivalents	$11,288	$6,300	(e)	$17,588
Restricted cash	2,500	350	(e)	2,850
Accounts receivable, net of allowances	141,743	(3,511)	(d)	138,232
Prepaid expenses and other current assets	36,948	(791)	(d)	36,157
Total current assets	192,479	2,348		194,827

Property and equipment, net of accumulated depreciation	20,452	(253)	(d)	20,199
Goodwill	133,681	—		133,681
Intangibles, net	3,553	—		3,553
Other assets	7,255	(1,775)	(d) (e)	5,480

TOTAL ASSETS	$357,420	$320		$357,740

LIABILITIES AND EQUITY
Liabilities:
Current liabilities:
Current portion of long-term debt	$40,285	$—		$40,285
Accounts payable	24,306	(847)	(d)	23,459
Accrued compensation and related liabilities	33,573	(2,827)	(d)	30,746
Deferred revenue	10,226	(1,132)	(d)	9,094
Income taxes payable	123	(89)	(d)	34
Other accrued expenses and liabilities	23,422	350	(d) (f)	23,772
Total current liabilities	131,935	(4,545)		127,390

Long-term debt	—	—		—
Deferred income taxes	32,085	—		32,085
Other long-term liabilities	14,404	113	(d) (f)	14,517
Total liabilities	178,424	(4,432)		173,992

Equity:
Ciber, Inc. shareholders' equity:
Preferred stock, $0.01 par value, 1,000 shares authorized, no shares issued	—	—		—
Common stock, $0.01 par value, 100,000 shares authorized, 80,924 shares issued	809	—		809
Treasury stock, at cost, 29 shares	(45)	—		(45)
Additional paid-in capital	373,321	—		373,321
Accumulated deficit	(166,971)	4,752	(g)	(162,219)
Accumulated other comprehensive loss	(28,739)	—		(28,739)
Total Ciber, Inc. shareholders' equity	178,375	4,752		183,127
Noncontrolling interests	621	—		621
Total equity	178,996	4,752		183,748

TOTAL LIABILITIES AND EQUITY	$357,420	$320		$357,740
__________ ___
(1) The sale of Ciber Nederlands was completed on June 16, 2016 and the presentation of Ciber, Inc. Historical reflects that the Ciber Nederlands divestiture was completed prior to June 30, 2016.
See accompanying notes to the unaudited pro forma consolidated financial statements.

Ciber, Inc. and Subsidiaries
Notes to Unaudited Pro Forma Consolidated Financial Statements

The pro forma adjustments may differ from those that will be calculated to report operations in future filings. The Unaudited Pro Forma Consolidated Financial Statements are being provided for informational purposes only and are not necessarily indicative of the results of operations or financial position that would have resulted if the disposition had actually occurred on the dates indicated and are not intended to project the Company's results of operations or financial position for any future period.

The unaudited proforma adjustments reflect the following assumptions:

(a) Elimination of revenue, cost of sales, selling, general and administrative expenses, interest expense, and other (income) expense, net, and income tax expense attributable to the disposition of the Ciber Norge entity.

(b) Elimination of revenue, cost of sales, selling, general and administrative expenses, interest expense, other (income) expense, net, and income tax expense attributable to the disposition of certain Ciber Nederlands assets and liabilities.

(c) Ciber’s operations in the Netherlands have existing tax loss carry forwards, which have been offset by a valuation allowance.  As such, there is no additional tax expense in the statement of operations as a result of the divestiture.

(d) Elimination of the assets and liabilities related to the sale of the Ciber Norge entity as if the disposition occurred on June 30, 2016.

(e) Reflects the cash proceeds of $7.0 million upon the closing of the transaction, which includes $0.7 million to be held in escrow (the "Escrow Amount") to be released in equal parts at 12 and 18 months from the transaction's closing date, after agreement by Ciber and Experis, the purchaser. The Purchase Price also is subject to a purchase price adjustment ("Purchase Price Adjustment") twelve months after closing with respect to the retention of certain Ciber Norge customers, which is capped at $1.75 million, inclusive of any adjustments related to escrow claims. The $1.75 million has been excluded from gain calculations and will be recognized when probable of realization and after any necessary adjustments.

(f) Includes the estimated transaction costs, including legal costs and other consulting costs, as well as other purchase price adjustments (discussed in assumption e) and other working capital adjustments totaling to $2.6 million, net, as if the disposition of the Ciber Norge entity had occurred on June 30, 2016.

(g) To reflect the estimated after-tax gain, based on all the above assumptions, from the sale of the Ciber Norge entity as if the disposition occurred on June 30, 2016.